File No. 333-140137

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1 ☒

EQ ADVISORS TRUST

(Formerly 787 Trust)

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ. AXA Equitable Life Insurance Company	ARTHUR J. BROWN, ESQ. Kirkpatrick & Lockhart Preston Gates Ellis LLP
1290 Avenue of the Americas New York, New York 10104	1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of securities being registered: Class IA and Class IB shares of beneficial interest in the series of the registrant designated as the EQ/TCW Equity Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 811-07953 and 333-17217).

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Information Statement

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

May 1, 2007

Dear Contractholder:

Enclosed is a notice of a Special Meeting of Shareholders of the EQ/Janus Large Cap Growth Portfolio (“Growth Portfolio”), a series of EQ Advisors Trust (“EQ Trust”), to be held at EQ Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on June 27, 2007 at 10 AM, Eastern Time (“Meeting”). At the Meeting, the shareholders of the Growth Portfolio will be asked to approve the proposal described below.

EQ Trust’s Board of Trustees (“Board of Trustees”) has called the Meeting to request shareholder approval of the reorganization of the Growth Portfolio into the EQ/TCW Equity Portfolio (“Equity Portfolio”), which is also a series of EQ Trust. Each Portfolio is managed by AXA Equitable Life Insurance Company (“AXA Equitable”). The Equity Portfolio has an identical investment objective and similar investment policies, strategies and risks as the Growth Portfolio. Each Portfolio seeks capital appreciation and invests primarily in equity securities of large capitalization companies that meet growth investing criteria. It is estimated that the net annual operating expense ratio for each class of shares of the Equity Portfolio, immediately following the reorganization, will be the same as that of the corresponding class of shares of the Growth Portfolio immediately before the reorganization.

You should note that the Board of Trustees also has approved the replacement of the Equity Portfolio’s current sub-adviser (“Adviser”), TCW Investment Management Company, with T. Rowe Price Associates, Inc. and a corresponding change in the Equity Portfolio’s name to EQ/T. Rowe Price Growth Stock Portfolio. These changes are scheduled to take effect at the close of business on July 6, 2007. If approved, the proposed reorganization also would take place on that date.

As an owner of an annuity contract or certificate and/or life insurance policy that participates in the Growth Portfolio through the investment divisions of separate accounts established by AXA Equitable, you are entitled to instruct AXA Equitable how to vote the Growth Portfolio shares related to your interest in those accounts as of the close of business on March 30, 2007. The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting. You are being asked to vote only on the proposed reorganization of the Growth Portfolio into the Equity Portfolio. You are not being asked to vote on the Adviser change for the Equity Portfolio or the corresponding name change for that Portfolio.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours, Steven M. Joenk Senior Vice President AXA Financial, Inc.

EQ ADVISORS TRUST

EQ/Janus Large Cap Growth Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the EQ/Janus Large Cap Growth Portfolio (“Growth Portfolio”), a series of EQ Advisors Trust (“EQ Trust”), will be held on Wednesday, June 27, 2007, at 10 AM, Eastern Time, at EQ Trust’s offices, located at 1290 Avenue of the Americas, New York, New York 10104, to act on the following proposals:

1. To approve a Plan of Reorganization and Termination adopted by EQ Trust, with respect to the reorganization of the Growth Portfolio into the EQ/TCW Equity Portfolio, also a series of EQ Trust.

2. To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (“Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) who have invested in shares of the Growth Portfolio through the investment divisions of a separate account or accounts of AXA Equitable will be asked to provide the AXA Equitable with voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on March 30, 2007. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card for the Portfolio in which you own shares in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote, if desired, at that time. EQ Trust’s Board of Trustees recommends that you vote FOR the proposals.

By Order of the Board of Trustees,
Patricia Louie
Vice President and Secretary

May 1, 2007

New York, New York

AXA EQUITABLE LIFE INSURANCE COMPANY

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

EQ/JANUS LARGE CAP GROWTH PORTFOLIO,

A SERIES OF EQ ADVISORS TRUST,

TO BE HELD ON JUNE 27, 2007

DATED: MAY 1, 2007

GENERAL

This Information Statement is being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), a New York stock life insurance company, to owners of its variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) who had net premiums or contributions allocated to the investment divisions of AXA Equitable’s separate accounts (“Separate Accounts”) that are invested in shares of the EQ/Janus Large Cap Growth Portfolio (“Growth Portfolio”), a series of EQ Advisors Trust, a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company (“EQ Trust”), as of March 30, 2007 (“Record Date”).

AXA Equitable is required to offer Contractholders the opportunity to instruct AXA Equitable, as record owner of shares of beneficial interest in the Growth Portfolio (“Shares”) held by the Separate Accounts, as to how it should vote on the reorganization proposal (“Proposal”) to be considered at the Special Meeting of Shareholders of the Growth Portfolio referred to in the preceding Notice and at any adjournments (“Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganization of the Growth Portfolio into the EQ/TCW Equity Portfolio, a separate series of EQ Trust, that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., itself a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and AXA Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

This Information Statement and the accompanying voting instruction card are being mailed to Contractholders on or about May 1, 2007.

HOW TO INSTRUCT AXA EQUITABLE

To instruct AXA Equitable as to how to vote the Shares held in the investment divisions of the Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by phone at 1-888-221-0697 or by Internet at our website at www.proxyweb.com.

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If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Growth Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Growth Portfolio. At any time prior to AXA Equitable’s voting at the Meeting, a Contractholder may revoke his or her voting instruction card with respect to that investment division by written notice, proper telephone or Internet instructions to the Secretary of EQ Trust, properly executing a later-dated voting instruction card, properly providing later telephone or Internet instructions, or appearing and voting in person at the Meeting.

HOW AXA EQUITABLE WILL VOTE

AXA Equitable will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. AXA Equitable will vote shares attributable to Contracts for which it is the Contractholder “FOR” the Proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contractholders (other than AXA Equitable) have provided voting instructions to AXA Equitable.

OTHER MATTERS

AXA Equitable is not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, AXA Equitable will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of AXA Equitable or its affiliates as well as officers and agents of EQ Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those

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Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-888-221-0697 or by Internet at our website at www.proxyweb.com.

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COMBINED PROXY STATEMENT AND PROSPECTUS

Dated: May 1, 2007

EQ ADVISORS TRUST

EQ/Janus Large Cap Growth Portfolio

EQ/TCW Equity Portfolio

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) who had net premiums or contributions allocated to the investment divisions of AXA Equitable’s separate accounts (“Separate Accounts”) that are invested in shares of beneficial interest in the EQ/Janus Large Cap Growth Portfolio (“Growth Portfolio”) (“Shares”) of EQ Advisors Trust (“EQ Trust”), an open-end management investment company, as of March 30, 2007. This Proxy Statement/Prospectus also is being furnished to AXA Equitable as the record owner of Shares and to other shareholders that were invested in the Growth Portfolio as of March 30, 2007.

Contractholders are being provided the opportunity to instruct AXA Equitable to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of EQ Trust (“Board”) of proxies to be used at the Special Meeting of Shareholders to be held at 1290 Avenue of the Americas, New York, New York 10104, on Wednesday, June 27, 2007, at 10 AM, Eastern Time, or any adjournment or adjournments thereof (“Meeting”).

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
To approve the Plan of Reorganization and Termination adopted by EQ Trust with respect to the reorganization of the Growth Portfolio, a series of EQ Trust, into the EQ/TCW Equity Portfolio, also a series of EQ Trust (“Equity Portfolio”) (“Reorganization”).	Shareholders of the Growth Portfolio.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before providing voting instructions. Additional information about the registrant has been filed with the Commission and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to AXA Equitable and mailed to shareholders and Contractholders on or about May 1, 2007. It is expected that AXA Equitable will attend the Meeting in person or by proxy and will vote Shares held by it in accordance with voting instructions received from Contractholders and in accordance with voting procedures established by EQ Trust.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:

1. The Prospectus and Statement of Additional Information, each dated May 1, 2007, as supplemented, of EQ Trust with respect to the Growth Portfolio (File Nos. 333-17217 and 811-07953);

2. The Annual Report to Shareholders of EQ Trust with respect to the Growth Portfolio for the fiscal year ended December 31, 2006 (File No. 811-07953); and

3. The Statement of Additional Information dated May 1, 2007 relating to this Proxy Statement/Prospectus (File No. 333-140137).

For a free copy of any of the above documents, please call or write EQ Trust at the phone number below or the above address.

Contractholders can find out more about the Growth Portfolio in the Annual Report listed above, which has been furnished to Contractholders. Contractholders may request another copy thereof, without charge, by writing to EQ Trust at the above address or by calling 1-877-222-2144.

EQ Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about EQ Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: Northeast Regional Office, 3 World Financial Center, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about EQ Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization and Termination (“Reorganization Plan”), a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Growth Portfolio to approve the Reorganization Plan, whereby the Growth Portfolio will be reorganized into the Equity Portfolio. (Each of the Growth Portfolio and the Equity Portfolio is sometimes referred to below as a “Portfolio.”)

The Growth Portfolio’s Shares are divided into two classes, designated Class IA and Class IB Shares (“Growth Portfolio Shares”). The Equity Portfolio’s Shares also are divided into two identically designated classes (“Equity Portfolio Shares”). Each class of Equity Portfolio Shares is identical to the corresponding class of Growth Portfolio Shares.

The Reorganization Plan provides for:

•	the transfer of all the assets of the Growth Portfolio to the Equity Portfolio in exchange for Equity Portfolio Shares having an aggregate value equal to the Growth Portfolio’s net assets;

•	the Equity Portfolio’s assumption of all the liabilities of the Growth Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Equity Portfolio Shares; and

•	the complete termination of the Growth Portfolio.

The Equity Portfolio has an identical investment objective and similar investment policies, strategies and risks as the Growth Portfolio, as discussed in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, as discussed in “Additional Information about the Equity Portfolio” below. Each Portfolio offers its Shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Subject to shareholder approval, the Reorganization is expected to be effective at the close of business on July 6, 2007, or on a later date EQ Trust decides upon (“Closing Date”). As a result of the Reorganization, each shareholders invested in Shares of the Growth Portfolio would become an owner of Shares of the Equity Portfolio of the same class. Each such shareholder would hold, immediately after the Closing Date, Class IA or Class IB shares of the Equity Portfolio having an aggregate value equal to the aggregate value of the Class IA or Class IB Growth Portfolio Shares, as applicable, that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in Growth Portfolio Shares would become an indirect owner of Equity Portfolio Shares of the same class. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class IA or Class IB shares of the Equity Portfolio having an aggregate value equal to the aggregate value of the Class IA or Class IB Growth Portfolio Shares, as applicable, that were indirectly held by the Contractholder as of the Closing Date. EQ Trust believes that there will be no adverse tax consequences to shareholders or the Contractholders as a result of the Reorganization. Please see “Additional Information about the Reorganization — Federal Income Tax Consequences of the Reorganization” below for further information.

The Board has unanimously approved the Reorganization Plan. Accordingly, the Board is submitting the Reorganization Plan for approval by the Growth Portfolio’s shareholders. In considering whether to approve the proposal, you should review the description of it below. In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Reorganization Plan generally. The Board recommends that you vote “FOR” the proposal to approve the Reorganization Plan.

PROPOSAL: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE GROWTH PORTFOLIO INTO THE EQUITY PORTFOLIO.

This proposal requests your approval of the Reorganization Plan, pursuant to which the Growth Portfolio will be reorganized into the Equity Portfolio. In considering whether you should approve this proposal, you should note that:

•	The Portfolios have identical investment objectives and similar investment policies, strategies and principal risks.

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Each Portfolio seeks long-term capital appreciation. In addition, each Portfolio normally invests at least 80% of its net assets in equity securities. Each Portfolio also invests primarily in large-capitalization companies. In particular, the Growth Portfolio normally invests at least 80% of its net assets in equity securities of such companies, while the Equity Portfolio normally invests at least 80% of its assets in common stocks and 65% of its assets in equity securities of large-capitalization companies.

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However, there are some differences between the Portfolios of which you should be aware. One difference between the Portfolios is that the Growth Portfolio may invest without limit in foreign securities, while the Equity Portfolio’s investments in foreign securities will be limited to 30% of its assets and to companies that are exchange-listed or traded in the U.S. over-the-counter market. In addition, the Growth Portfolio has somewhat greater flexibility to invest in small- and mid-cap companies than the Equity Portfolio. Another difference is that the Growth Portfolio may fo -

cus its investments in a limited number of companies, while the Equity Portfolio seeks to maintain a more diversified portfolio. In addition, the Growth Portfolio may invest up to 20% of its assets in junk bonds, while the Equity Portfolio’s investments in such securities are limited to 5% of its assets. This means that the Growth Portfolio may be subject to the risks of investing in foreign securities, small- and mid-cap companies and debt securities (including junk bonds) to a greater extent than the Equity Portfolio. This also means that the Growth Portfolio may be subject to the risks of focusing its investments in a limited number of issuers, while the Equity Portfolio generally is not. In addition, the Equity Portfolio will be able to invest in futures and options and in companies in special situations (e.g., companies undergoing management changes) to a greater extent than the Growth Portfolio, which means that it may be subject to the risks of investing in such investments to a greater extent than the Growth Portfolio.

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Each Portfolio is subject to market risk, asset class risk, equity risk, security risk, foreign securities risk, large-capitalization company risk, growth investing risk, security selection risk and adviser selection risk. The principal risks of investing in the Growth Portfolio also include small- and mid-capitalization company risk, fixed income risk and focused portfolio risk, which are not principal risks of investing in the Equity Portfolio. In addition, the Equity Portfolio is subject to special situations risk and derivatives risk, while the Growth Portfolio generally is not. For a detailed description of the investment objectives, policies, and strategies and principal risks of each Portfolio, please see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.

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AXA Equitable (“Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the Equity Portfolio after the Reorganization. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and the Board to appoint, dismiss and replace each Portfolio’s investment sub-adviser (“Adviser”) and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval. The Board has approved the replacement of the Equity Portfolio’s current Adviser, TCW Investment Management Company (“TCW”), by T. Rowe Price Associates, Inc. (“T. Rowe Price”), effective at the close of business on July 6, 2007. T. Rowe Price will provide day-to-day portfolio management for the Equity Portfolio after the Reorganization. Janus Capital Management LLC currently serves as the Adviser for the Growth Portfolio. For a detailed description of the Manager and Adviser for the Equity Portfolio, please see “Additional Information about the Equity Portfolio — The Manager” and “ — The Adviser” below.

•	The Growth Portfolio and the Equity Portfolio had net assets of approximately $343 million and $247 million, respectively, as of December 31,

2006. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $590 million.

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Class IA shareholders of the Growth Portfolio will receive Class IA Shares of the Equity Portfolio, and Class IB shareholders of the Growth Portfolio will receive Class IB Shares of the Equity Portfolio, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Equity Portfolio” below for more information.

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It is estimated that the net annual operating expense ratios for the Equity Portfolio’s Class IA and Class IB Shares, immediately following the Reorganization, will be the same as those of the Growth Portfolio’s Class IA and Class IB Shares, respectively, for the last fiscal year, after taking into account expense limitation arrangements and restatements to reflect current fees for each Portfolio. The expense limitation arrangement for the Equity Portfolio will be in effect until April 30, 2008, and will be considered for renewal by AXA Equitable and the Board annually thereafter. Absent the expense limitation arrangements for each Portfolio, the total annual operating expense ratio for the Equity Portfolio’s Class IA and Class IB Shares, immediately following the Reorganization, would be lower than those of the Growth Portfolio’s Class IA and Class IB Shares, respectively, for the last fiscal year, as restated to reflect current fees for each Portfolio. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Equity Portfolio” below.

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The maximum management fee for the Growth Portfolio is equal to an annual rate of 0.90% of its average daily net assets, while the maximum management fee for the Equity Portfolio is equal to an annual rate of 0.80% of its average daily net assets. The administration fee schedules for the Portfolios are the same. Each Portfolio currently pays an administration fee to AXA Equitable equal to $30,000 per year, plus the Portfolio’s proportionate share of EQ Trust’s administration fee, which is equal to an annual rate of 0.12% of the first $3 billion of total EQ Trust average daily net assets (exclusive of certain portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Equity Portfolio” below.

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Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Equity Portfolio. It is not expected that the Equity Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Growth Portfolio. However, the EQ Trust Board has approved certain changes to the Equity Portfolio’s investment policies in connection with the appointment of T. Rowe Price as that Portfolio’s Adviser. This Proxy Statement/Prospectus (including the table in the section below entitled “Comparison of Investment Objectives, Policies and Strategies”) compares the investment objectives, policies and strategies of the Growth Portfolio with those of the Equity Portfolio that will be in effect immediately after the Reorganization.

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AXA Equitable has reviewed the Growth Portfolio’s current portfolio holdings and determined that they generally are compatible with the Equity Portfolio’s investment objective and policies. Thus, AXA Equitable believes that, if the Reorganization is approved, a substantial portion of those holdings could be transferred to and held by the Equity Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the Growth Portfolio’s holdings that are not compatible with the Equity Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the Growth Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by the Equity Portfolio’s Adviser of the compatibility of those holdings with the Equity Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

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AXA Equitable will bear the costs associated with the Reorganization, including the costs associated with obtaining shareholder approval of the Reorganization, but excluding brokerage and similar expenses in connection with the Reorganization, which will be borne by the Portfolios. Please see “Additional Information about the Reorganization” below for more information.

Comparison of Investment Objectives, Policies and Strategies

The Portfolios have identical investment objectives and similar investment policies and strategies, although there are some differences of which you should be aware. The following table compares the investment objectives and principal investment policies and strategies of the Growth Portfolio with those of the Equity Portfolio after the Reorganization. The Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. As described more fully below, each Portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment suggested by its name. For each

Portfolio, that policy generally may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders.

The principal risks of investing in the Portfolios are similar. For information concerning the risks associated with investments in the Portfolios, see “Comparison of Principal Risk Factors” below.

	Growth Portfolio	Equity Portfolio
Investment Objective	Seeks long-term growth of capital.	Seeks to achieve long-term capital appreciation.
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth-oriented U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization within the range of companies in the Russell 1000 Index, which currently includes companies with capitalizations of approximately $1.4 billion and higher.	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of a diversified group of growth companies. The Portfolio mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Portfolio normally invests primarily in securities of large-capitalization companies.
	The Adviser may invest substantially all of the Portfolio’s assets in equity securities if the Adviser believes equity securities will appreciate in value. The Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), however, it may be invested in a limited number of companies.	The Portfolio generally invests in common stocks, but it may also invest in other securities the Adviser believes provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Portfolio also may invest, to a limited extent, in futures and options. The Portfolio generally maintains a more diversified portfolio than the Growth Portfolio.
	The Portfolio may invest, without limit, in foreign securities, either indirectly (e.g., depositary receipts of foreign-based companies) or directly in foreign markets.	The Portfolio may invest up to 30% of its assets in foreign securities, provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts or European Depositary Receipts listed on a domestic securities exchange or traded in the U.S. over-the-counter market.
	No corresponding policy.	The Portfolio may invest in securities that do not meet its normal investment criteria when the Adviser perceives an unusual opportunity for gain. These special situations may arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event or a temporary imbalance in the supply of or demand for the securities.

Growth Portfolio	Equity Portfolio
The Portfolio may invest, to a limited extent, in equity securities of small- and mid-capitalization companies.	Same, except that the Portfolio’s investments in such securities generally is limited to 5% of its total assets.
The Portfolio may invest up to 20% of its total assets in securities rated BB or lower by Standard & Poor’s (“S&P”) or an equivalent rating by any other nationally recognized statistical rating organization or unrated securities of similar quality a determined by the Adviser (“junk bonds”).	Same, except that the Portfolio’s investments in such securities are limited to 5% of its total assets.
The Adviser applies a bottom-up approach to choosing investments, focusing on the financial condition and competitiveness of individual companies. The Adviser seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. If the Adviser is unable to find investments with earnings growth potential, a significant portion of the Portfolio’s assets may be in cash or similar investments.	The Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Adviser may sell a security for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.
For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the Portfolio is invested in these instruments, it will not be pursuing its investment goal.	Same.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are noted below. However, other factors may also affect each Portfolio’s net asset value. There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

The principal risks of an investment in each Portfolio are similar and are shown in the table below. Detailed descriptions of these and other risks follow the table. As shown in the table below, there are some differences in the principal risks of investing in the Portfolios. The principal risks of investing in the Growth Portfolio include the risks of investing in small- and mid-cap companies and debt securities (including junk bonds), which are not principal risks of investing in the Equity Portfolio. In addition, focused portfolio risk is a principal risk of investing in the Growth Portfolio, but not the Equity Portfolio, which generally maintains a more diversified portfolio. The principal risks of the Equity Portfolio include derivatives risk and special situations risk, which are not principal risks of investing in the Growth Portfolio. In addition, as noted above, while each Portfolio is subject to foreign securities risk, the Growth Portfolio may invest in foreign securities to a greater extent than the Equity Portfolio and thus generally is subject to the risks of investing in such securities to a greater extent than the Equity Portfolio.

Risks	Growth Portfolio	Equity Portfolio
Adviser Selection Risk	X	X
Asset Class Risk	X	X
Derivatives Risk		X
Equity Risk	X	X
Fixed Income Risk (including credit risk, interest rate risk and junk bond risk)	X
Focused Portfolio Risk	X
Foreign Securities Risk	X	X
Growth Investing Risk	X	X
Large-Capitalization Company Risk	X	X
Market Risk	X	X
Security Risk	X	X
Security Selection Risk	X	X
Small- and Mid-Capitalization Company Risk	X
Special Situations Risk		X

Description of Principal Risks

Adviser Selection Risk.    The risk that AXA Equitable’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser do not produce the intended result.

Asset Class Risk.    There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk.    Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based.

Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk:    To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk.    Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Fixed Income Risk.    To the extent that a Portfolio invests a substantial amount of assets in fixed income securities, the Portfolio may be subject to the following risks:

Credit Risk:    The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. A Portfolio may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio. Credit risk is particularly significant for a Portfolio that may invest a material portion of its assets in “junk bonds” or lower-rated securities.

Interest Rate Risk:    The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Portfolio holding a significant portion of its assets in fixed income securities with long-term maturities.

Investment Grade Securities Risk:    Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk:    Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Focused Portfolio Risk.    A Portfolio that invests in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk.    A Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. A Portfolio may be subject to the following risks associated with investing in foreign securities:

Currency Risk:    The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk:    The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk:    Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Depositary Receipts:    A Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio may in -

vest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Transaction Costs Risk:    The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk.    Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also typically prefers companies with a competitive advantage, such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Large-Capitalization Company Risk.    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk.    The risk that the value of a security will move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors.

Security Risk.    The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk.    A Portfolio’s Adviser selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

Small- and/or Mid-Capitalization Company Risk.    A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larg -

er, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization.

Special Situations Risk.    A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, restructurings tender or exchange offers or other unusual events expected to affect a particular issuer. A Portfolio also may invest in companies that are involved in litigation, companies whose financial reports or corporate governance may be challenged, companies whose annual report may disclose a weakness in internal controls or companies that are involved in other adverse events that may threaten their future. There is a risk that the “special situation” may not be completed on the terms or within the time frame contemplated or might not occur at all, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the Portfolio.

Description of Additional Investment Risks

The following is a list of additional risks to which a Portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise noted, each of the following risks generally applies to each Portfolio.

Convertible Securities Risk.    Each Portfolio may invest in convertible securities. Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. An Adviser will consider such event in its determination of whether a Portfolio it advises should continue to hold the securities.

Information Risk.    The risk that key information about a security held by either Portfolio is inaccurate or unavailable.

Initial Public Offering (“IPO”) Risk.    When a Portfolio purchases securities issued in an IPO, it is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following an IPO, and, therefore, the market price for the securities may be subject to significant fluctuations and the Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues, and such a company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities, and there is no guarantee that the Portfolio will receive an allocation of shares. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on a fund with a small asset base. There is no guarantee a Portfolio will continue to experience substantially similar performance by investing in IPOs as its assets grow.

Leveraging Risk.    When a Portfolio borrows money or otherwise leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk.    Each Portfolio may invest in illiquid securities. Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks.

Opportunity Risk.    The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Portfolio Turnover Risk.    Each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

Repurchase Agreements Risk.    Each Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Securities Lending Risk.    For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board. Generally, any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Risk.    A Portfolio may sell a security short by borrowing it from a third party and selling it at the then-current market price. A Portfolio is then obligated to buy the security on a later date so it can be returned to the lender. Short sales, therefore, involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which the Portfolio previously sold the security short. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Portfolio’s potential loss on a long position arises from decreases in the value of the security and, therefore, such loss is limited by the fact that a security’s value cannot drop below zero.

Valuation Risk.    The risk that the Portfolio has valued certain securities at a higher price than it can sell them for.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of Shares of each Portfolio and the estimated pro forma fees and expenses of each class of Shares of the Equity Portfolio after giving effect to the Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its Shares for the last fiscal year ended December 31, 2006, as adjusted to reflect the current fees for each Portfolio. The pro forma fees and expenses of each class of the Equity Portfolio’s Shares assume that the Reorganization had been in effect for the last year ended on that date. The tables do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses.

There are no fees or charges to buy or sell shares of either Portfolio, reinvest dividends or exchange into other portfolios.

Annual Operating Expenses

(expenses that are deducted from Portfolio assets)

	Growth Portfolio		Equity Portfolio		Pro Forma Equity Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA (3)	Class IB	Class IA	Class IB
Management Fee	0.90%	0.90%	0.80%	0.80%	0.78%	0.78%
Distribution and/or Service Fees (12b-1 fees)†	None	0.25%	None	0.25%	None	0.25%
Other Expenses (1)	0.15%	0.15%	0.16%	0.16%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.05%	1.30%	0.96%	1.21%	0.92%	1.17%
Less Fee Waiver/Expense Reimbursement (2)	(0.15)%	(0.15)%	(0.06)%	(0.06)%	(0.02)%	(0.02)%
Net Annual Portfolio Operating Expenses	0.90%	1.15%	0.90%	1.15%	0.90%	1.15%

†	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Board, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2008.
(1)	The “Other Expenses” for each Portfolio are based on the Portfolio’s operating expenses for the fiscal year ended December 31, 2006 and are adjusted to reflect the current administration fee.
(2)	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2008 (unless the Board consents to an earlier revision or termination of the arrangement) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, expenses of other investment companies in which the Portfolio invests, capitalized expenses and extraordinary expenses) do not exceed the relevant amounts shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future, provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped all eligible previous payments made, the relevant Portfolio will be charged such lower expenses. The Manager may discontinue these arrangements at any time after April 30, 2008.
(3)	Class IA shares of the Equity Portfolio had not begun operations on December 31, 2006. Expenses for this class are estimated.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Portfolios. Actual expenses may be higher or lower than those shown. The costs in the example would be the same whether or not you redeemed all of your Shares at the end of these periods. The example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be as follows:

	Growth Portfolio		Equity Portfolio		Pro Forma Equity Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
1 Year	$92	$117	$92	$117	$92	$117
3 Years	$319	$397	$300	$378	$291	$370
5 Years	$565	$699	$525	$659	$507	$642
10 Years	$1,269	$1,555	$1,173	$1,461	$1,129	$1,419

Comparative Performance Information

The bar charts below illustrate each Portfolio’s annual total returns for the calendar years indicated and give some indication of the risks of an investment in each Portfolio by showing yearly changes in the performance of the Portfolio. The tables below show each Portfolio’s average annual total returns for the periods shown through December 31, 2006 and compare the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for the Equity Portfolio because T. Rowe Price is scheduled to begin managing that Portfolio effective at the close of business on July 6, 2007.

Both the bar charts and the tables assume reinvestment of dividends and other distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Best quarter: 14.87% (2001 4th Quarter)	Worst quarter: -24.26% (2001 3rd Quarter)

Best quarter: -26.57% (2001 4th Quarter)	Worst quarter: -26.32% (2001 3rd Quarter)

Growth Portfolio

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception (9/1/2000)
Growth Portfolio — Class IA	1.31%	1.31%*	-5.61%*
Growth Portfolio — Class IB	1.17%	1.31%	-5.61%
Russell 1000 Growth Index†	9.07%	2.69%	-6.70%

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year		5 Years	10 Years
Equity Portfolio — Class IA**	-	3.98%	4.11%	4.17%
Equity Portfolio — Class IB	-	3.98%	4.11%	4.17%
Russell 1000 Growth Index†		9.07%	2.69%	5.44%

*	For periods prior to the date that the Growth Portfolio began issuing Class IA shares (May 25, 2002), performance information shown is the performance of Class IB shares of the Portfolio, which reflects the effect of Rule 12b-1 fees paid by the Class IB shares. Class IA shares do not pay any Rule 12b-1 fees.
**	The Trust has not publicly issued any Class IA shares of the Equity Portfolio to date and, thus, the Class IA shares of the Portfolio do not have any performance information of their own. Performance information shown is the performance of the Portfolio’s Class IB Shares, which reflects the effect of Rule 12b-1 fees paid by those Shares. Class IA Shares do not pay any Rule 12b-1 fees.
†	The Russell 1000® Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance of Comparable Accounts Advised by T. Rowe Price

The table below presents past performance information for another registered investment company (mutual fund) and all advisory accounts managed by T. Rowe Price with substantially similar investment objectives, policies and strategies as the Equity Portfolio after the Reorganization. The information in the table below is provided to illustrate the past performance of T. Rowe Price in managing substantially similar investment vehicles as measured against a specified market index. With respect to the mutual fund managed by T. Rowe Price with substantially similar invest -

ment objectives, policies and strategies (“Comparable Fund”) as those of the Equity Portfolio after the Reorganization, the table below presents the Comparable Fund’s average annual total returns. With respect to all advisory accounts managed by T. Rowe Price using substantially similar investment objectives, policies and strategies (“Comparable Accounts”) as those of the Equity Portfolio after the Reorganization, the table below presents the composite performance of all of those accounts (“Account Composite Performance”).

T. Rowe Price’s performance data shown below for the Comparable Fund was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for mutual funds. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. Average annual total return, however, does not reflect the volatility that may occur within a given period. The share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

The Account Composite Performance includes the performance of registered mutual funds and private advisory accounts. It was calculated on a total return basis and includes all losses. Performance information for registered mutual funds was calculated in the manner described above. For private accounts, the total returns reflect the deduction of the highest investment advisory fee (without benefit of breakpoints), brokerage commissions and execution costs paid by the Comparable Accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The composite performance data includes all actual, fee-paying, discretionary institutional private accounts managed by T. Rowe Price that have investment objectives, policies and strategies substantially similar to those of the Equity Portfolio after the Reorganization. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

The major difference between the SEC prescribed calculation of average annual total returns for mutual funds and those for composite performance is that mutual fund average annual total returns reflect all fees and charges applicable to the fund in question and the total return calculation for the composites reflects only those fees and charges described in the paragraph directly above. The fees reflected in the calculation of the total return of the composite were lower than the fees and expenses of the Equity Portfolio. If the fees and expenses of the Equity Portfolio were reflected, the total return of the composite would have been lower.

The performance shown for T. Rowe Price is not the performance of the Equity Portfolio and is not a guarantee or assurance of how the Equity Portfolio would have performed in the past or will perform in the future. The Equity Portfolio’s performance in the future will be different from T. Rowe Price’s performance in advising the Comparable Fund and Comparable Accounts due to factors such as differences in the cash flows into and out of the funds and advisory accounts, different fees, expenses, performance calculation methods, portfolio size and composition. In particular, Account

Composite Performance is not necessarily an indication of how the Equity Portfolio will perform, as private accounts may not be subject to investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the fund’s performance. Consequently, the performance results could have been adversely affected if the advisory accounts had been regulated as investment companies under the federal securities laws. The performance results also do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

In addition, the structure of the Equity Portfolio permits AXA Equitable, as the Equity Portfolio’s investment manager, to retain and replace sub-advisers (subject to approval by the Board of Trustees) without a shareholder vote. This arrangement gives AXA Equitable more flexibility in responding to changing performance and other factors that it determines may affect a sub-adviser’s ability to advise a portfolio. It can also result in more frequent changes in sub-advisers than is experienced by funds whose shareholders must approve a sub-adviser change. More frequent changes in sub-advisers may increase portfolio turnover and fund expenses.

T. Rowe Price

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	10 Years
T. Rowe Price Growth Stock Fund (1)	14.05%	6.25%	9.20%
S&P 500 Index (2)	15.79%	6.19%	8.42%
U.S. Growth Stock Composite (Net) (3)	14.15%	6.43%	9.41%
Russell 1000 Growth Index (4)	9.07%	2.69%	5.44%

(1)	The inception date for the T. Rowe Price Growth Stock Fund is April 11, 1950.
(2)	Standard & Poor’s 500 Composite Stock Price Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.
(3)	The inception date for the U.S. Growth Stock Composite is December 31, 1995.
(4)	Russell 1000® Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2006 and of the Equity Portfolio on a pro forma combined basis as of that date after giving effect to the Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Growth Portfolio — Class IA	$0.962	$6.97	138,001
Equity Portfolio — Class IA**	N/A	N/A	N/A
Adjustments*	$—	$14.23	(92,602)
Pro forma Equity Portfolio — Class IA	$0.962	$21.20	45,399

Growth Portfolio — Class IB	$341.9	$6.91	49,483,340
Equity Portfolio — Class IB	$246.1	$21.20	11,607,310
Adjustments*	$—	$14.29	(33,352,259)
Pro forma Equity Portfolio — Class IB	$588.1	$21.20	27,738,391

*	Reflects the change in number of shares outstanding and Net Asset Value per Share upon conversion into the Equity Portfolio.
**	As of December 31, 2006 there were no Class IA shares outstanding of the Equity Portfolio.

AXA Equitable is expected to bear the expenses of the Reorganization as described in “Terms of the Reorganization Plan” below.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE GROWTH PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

* * * * *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization Plan

The terms and conditions under which the Reorganization would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Plan provides that the Equity Portfolio will acquire all the assets of the Growth Portfolio in exchange solely for Equity Portfolio Shares equal in value, by class, to the outstanding Growth Portfolio Shares and the Equity Portfolio’s assumption of the Growth Portfolio’s liabilities. The Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, the Growth Portfolio will distribute the Equity Portfolio Shares it receives in the Reorganization to its shareholders, for the benefit of the Separate Accounts, as applicable, and thus the Contractholders, by class. The number of full and fractional Equity

Portfolio Shares each shareholder will receive (for the benefit of each Separate Account, as applicable) will be equal in value, as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Growth Portfolio Shares the shareholder holds at that time (for the benefit thereof, as applicable). After such distribution, EQ Trust will take all necessary steps under its Amended and Restated Declaration of Trust (“Declaration”) and Delaware and any other applicable law to effect a complete termination of the Growth Portfolio.

The Board may terminate the Reorganization Plan and abandon the Reorganization at any time prior to the Closing Date, before or after approval by the Growth Portfolio’s shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable for either Portfolio. The completion of the Reorganization also is subject to various conditions, including approval of the proposal by the Growth Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), has determined, with respect to each Portfolio, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of that Portfolio.

The expenses of the Reorganization, including the costs associated with obtaining shareholder approval of the Reorganization Plan, but excluding the explicit brokerage and similar expenses in connection with the Reorganization are expected to be borne by AXA Equitable. Such brokerage and similar expenses will be borne by the Portfolio incurring such expenses.

Approval of the Reorganization Plan will require a majority vote of the Growth Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved by the Growth Portfolio’s shareholders or the Reorganization is not consummated for any other reason, the Board will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of the Growth Portfolio will receive Class IA or Class IB Shares of the Equity Portfolio in accordance with the procedures provided for in the Reorganization Plan. Each such share will be fully paid and nonassessable by EQ Trust when issued and will have no preemptive or conversion rights.

EQ Trust may issue an unlimited number of authorized shares, par value $0.001 per share. The Declaration authorizes the Board to issue shares in different series and classes. In addition, the Declaration authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. The Equity Portfolio is a series of EQ Trust.

EQ Trust currently offers two classes of Shares – Class IA and Class IB Shares. EQ Trust has adopted, in the manner prescribed by Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IB Shares of the Equity Portfolio. The maximum distribution and/or service (12b-1) fee for the Equity Portfolio’s Class IB Shares is equal to an annual rate of 0.50% of the average daily net assets attributable to those shares. That fee is currently limited to an annual rate of 0.25% of the average daily net assets attributable to those shares and may not be increased without the approval of the Board, including a majority of the Independent Trustees. Over time, these fees will increase the cost of investing and may cost more than other types of charges.

Reasons for the Reorganization

AXA Equitable continually reviews the investment options available to Contractholders, as well as the operations of EQ Trust, including its portfolio offerings, in connection with its efforts to offer competitive investment options that serve the interests of Contractholders. As a result of this review, AXA Equitable determined that the Reorganization is in the best interests of Contractholders with amounts allocated to the Growth Portfolio because it would provide a means by which these Contractholders, in combination with the Equity Portfolio, can pursue the same investment objective and similar investment policies in the context of a larger fund with better growth prospects, greater opportunities for portfolio diversification and the potential for lower expenses through greater economies of scale.

At a meeting of the Board held on January 9, 2007, AXA Equitable’s representatives (“management”) recommended that the Growth Portfolio be reorganized into the Equity Portfolio. In this connection, management noted that it believed that the Reorganization will be beneficial to the shareholders invested in the Growth Portfolio for the reasons noted above.

In determining whether to approve the Reorganization Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of the Reorganization to shareholders, including the greater potential to increase the assets of the Growth Portfolio and to realize economies of scale in its expenses and portfolio management as a result of asset growth; (2) comparisons of the Portfolios’ investment objectives, policies, strategies and risks; (3) the effect of the Reorganization on the Growth Portfolio’s annual operating expenses and shareholder costs; (4) the relative historical performance records of the Portfolios (and, with respect to the Equity Portfolio, the historical performance records of similar accounts managed by T. Rowe Price); (5) the direct or indirect federal income tax consequences of the Reorganization to shareholders and Contractholders; (6) the terms and conditions of the Reorganization Plan and whether the Reorganization would result in dilution of shareholder interests; (7) the potential benefits of the Reorganization to other persons, including AXA Equitable and its affiliates, including any potential reduction in AXA Equitable’s obligations under the expense limitation arrangements in effect for the Portfolios; and (8) possible alternatives to the Reorganization, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board’s consideration of the proposed Reorganization, the Independent Trustees requested, and management provided the Board with, information regarding the factors set forth above. Management noted that the Portfolios have identical investment objectives and similar investment policies, strategies and risks. Management further noted that (1) following the Reorganization, the combined Portfolios will be managed in accordance with the investment objective, policies and strategies of the Equity Portfolio and (2) AXA Equitable has reviewed the Growth Portfolio’s current portfolio holdings and determined that they generally are consistent with the Equity Portfolio’s investment objective and policies and thus a substantial portion of the Growth Portfolio can be transferred to the Equity Portfolio and held by it after the Reorganization. Management also reviewed, and the Board considered, information relating to the purchase and sale of portfolio holdings in connection with the Reorganization, including the costs associated with such transactions.

Management noted that AXA Equitable currently serves as the investment manager and administrator to both Portfolios and intends to continue to serve as such for the Equity Portfolio after the Reorganization. Management noted further that, following the Reorganization, the current Adviser to the Equity Portfolio, TCW, would be replaced as Adviser thereto by T. Rowe Price, which would then be responsible for the day-to-day management of the Portfolio’s assets. Management also noted that the new Adviser would continue to seek the same investment objective and utilize similar policies following the Reorganization.

Management further noted that it is estimated that the net annual operating expense ratios for the Class IA and Class IB shares of the Equity Portfolio will be the same as those of the corresponding share classes of the Growth Portfolio for the last fiscal year, after taking into account expense limitation arrangements and restatements of expenses based on current fees for each Portfolio. Management noted that the expense limitation arrangement for the Equity Portfolio will be in effect until April 30, 2008 and will be considered for renewal by the Board and AXA Equitable annually thereafter. Management further noted that the annual operating expense ratios for the Class IA and Class IB shares of the Equity Portfolio would be lower than those of the corresponding share classes of the Growth Portfolio for the last fiscal year (restated to reflect current fees), absent the expense limitation arrangements in effect for each Portfolio. Management also reviewed more detailed information regarding management, administration, Rule 12b-1 and other fees for each Portfolio.

Management then noted that Class IA shareholders of the Growth Portfolio would receive Class IA shares of the Equity Portfolio and that Class IB shareholders of the Growth Portfolio would receive Class IB shares of the Equity Portfolio. Management informed the Board that shareholders of the Growth Portfolio will not pay any sales charges in connection with the Reorganization.

Management then reviewed with the Board the terms and conditions of the Reorganization Plan, noting that the Reorganization is expected to be tax-free to each Portfolio and its shareholders (and the Contractholders that are invested therein through the Separate Accounts). Management also noted that the interests of those shareholders would not be diluted by the Reorganization because it would be effected on the basis of each Portfolio’s net asset value. Management further noted that AXA Equitable is expected to bear the expenses of the Reorganization, excluding brokerage and similar expenses in connection with the Reorganization. Management then recommended that the Board approve the Reorganization.

In reaching the decision to recommend approval of the Reorganization, the Board, including the Independent Trustees, concluded that each Portfolio’s participation in the Reorganization is in its best interests and that the interests of existing shareholders of each Portfolio will not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganization will permit shareholders invested in the Growth Portfolio to continue to allocate amounts to a Portfolio that pursues the same investment objective and similar investment policies and strategies and that is part of a larger combined portfolio with increased potential for asset growth and the benefits of that growth resulting from economies of scale and greater portfolio diversification.

•

The Growth Portfolio’s holdings generally are consistent with the Equity Portfolio’s investment objective and policies, and thus a substantial portion of those holdings can be transferred to the Equity Portfolio and held by it after the Reorganization.

•

The net annual operating expense ratios for the Class IA and Class IB shares of the Equity Portfolio are expected to be the same as those of the corresponding classes of Shares of the Growth Portfolio for the last fiscal year (restated to reflect current fees).

•	AXA Equitable will continue to serve as the investment manager and administrator of the Equity Portfolio, and T. Rowe Price will serve as the Adviser for the Portfolio following the Reorganization.

•	AXA Equitable is expected to bear the costs associated with the Reorganization, excluding the brokerage and similar expenses in connection with the Reorganization.

•	Shareholders will not pay sales charges in connection with the Reorganization.

•	The Reorganization is not expected to have adverse tax results to the shareholders or the Contractholders.

•	The Reorganization will be effected on the basis of each participating Portfolio’s net asset value.

•

As a result of the Reorganization, each shareholder of Class IA or Class IB Shares of the Growth Portfolio would hold, immediately after the Closing Date, Class IA or Class IB shares of the Equity Portfolio, as applicable, having an aggregate value equal to the aggregate value of the Growth Portfolio Shares such a shareholder holds as of the Closing Date.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of the Growth Portfolio also approve the Reorganization Plan.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”).

As a condition to consummation of the Reorganization, EQ Trust will receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of EQ Trust and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) the Portfolios will not recognize any gain or loss on the Reorganization; (3) the Growth Portfolio shareholders will not recognize any gain or loss on the exchange of their Growth Portfolio Shares for Equity Portfolio Shares; (4) the holding period for, and tax basis in, the Equity Portfolio Shares that a Growth Portfolio shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Growth Portfolio Shares the shareholder holds immediately before the Reorganization (provided the shareholder holds the Shares as capital assets on the Closing Date); and (5) the Equity Portfolio’s tax basis in each asset the Growth Portfolio transfers to it will be the same as the Growth Portfolio’s tax basis therein immediately before the Reorganization, and the Equity Portfolio’s holding period for each such asset will include the Growth Portfolio’s holding period therefor (except where the Equity Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or the Growth Portfolio shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

In addition to the matters described above, Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Growth Portfolio Shares generally will not recognize any gain or loss as a result of the Reorganization. If the Growth Portfolio sells securities before the Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that the Growth Portfolio must make to its shareholders before consummating the Reorganization.

The Growth Portfolio accumulated approximately six million dollars of capital loss carryforwards for federal income tax purposes through the end of its most recently completed taxable year. The amount of those carryforwards (plus any net capital losses for those purposes the Growth Portfolio sustains during its taxable year ending on the Closing Date) that the Equity Portfolio may utilize after the Reorganization may be limited under the Code, for any particular taxable year, generally to the product of the Growth Portfolio’s value immediately before the Reorganization multiplied by the “long-term tax-exempt rate,” which is 4.18% for May 2007, plus all or part of any net unrealized built-in gain of the Growth Portfolio as of the Closing Date that the Equity Portfolio recognizes.

If the Reorganization fails to meet the requirements of Code Section 368(a)(1), a Growth Portfolio Shareholder could realize a gain or loss on the transaction equal to the difference between its tax basis in those Shares and the fair market value of the Equity Portfolio Shares it receives. Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE EQUITY PORTFOLIO

Management of EQ Trust

This section gives you information about EQ Trust, the Manager and the Adviser for the Equity Portfolio.

EQ Trust

EQ Trust is organized as a Delaware statutory trust and is registered as an open-end management investment company under the 1940 Act. The Board is responsible for the overall management of EQ Trust and each of its series (“portfolios”), including the Equity Portfolio. EQ Trust issues Shares that are currently divided among 64 portfolios, each of which has authorized Class IA and Class IB Shares. This Proxy Statement/Prospectus describes the Class IA and Class IB Shares of the Equity Portfolio.

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the investment manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, a New York stock life insurance company and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As investment manager, AXA Equitable has a variety of responsibilities for the general management and administration of EQ Trust and the portfolios, including, for certain portfolios, the selection of Advisers. AXA Equitable plays an active role in monitoring each portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each Adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact an Adviser’s overall business. AXA Equitable monitors continuity in the Advisers’ operations and changes in investment personnel and senior management. AXA Equitable performs due diligence reviews with each Adviser no less frequently than annually.

AXA Equitable obtains detailed, comprehensive information concerning portfolio and Adviser performance and portfolio operations that it uses to oversee and monitor the Advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects Advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board. For a portfolio with multiple Advisers, AXA Equitable also has discretion to allocate the portfolio’s assets among its Advisers. AXA Equitable recommends Advisers for each portfolio to the Board based on its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and AXA Equitable does not expect to recommend frequent changes of Advisers.

AXA Equitable has received an exemptive order from the SEC to permit it and the Board to appoint, dismiss and replace a portfolio’s Adviser and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the Board, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a portfolio, shareholders will receive notice of such action. However, AXA Equitable may not enter into an advisory agreement with an “affiliate” (as that term is defined in Section 2(a)(3) of the 1940 Act) of AXA Equitable (“Affiliated Adviser”), unless the advisory agreement with the Affiliated Adviser, including the compensation payable thereunder, is also approved by the affected portfolio’s shareholders.

Management Fees

The Equity Portfolio pays a fee to AXA Equitable for management services. For the last fiscal year, the Equity Portfolio paid a management fee to AXA Equitable equal to an annual rate of 0.80% of the Portfolio’s average daily net assets. However, due to the expense limitation arrangements in effect for the Portfolio, AXA Equitable actually received a management fee equal to an annual rate of 0.77% of the Portfolio’s average daily net assets for the last fiscal year. The Advisers to the portfolios are paid by AXA Equitable. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval. A discussion of the basis for the decision by the Board to approve the investment management agreement with AXA Equitable with respect to the Equity Portfolio is available in EQ Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2006.

AXA Equitable also provides administrative services to EQ Trust, including coordination of EQ Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of EQ Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Equity Portfolio pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for EQ Trust, which is equal to an annual rate of 0.12% of the first $3 billion of total EQ Trust average daily net assets (excluding certain portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded portfolios are: EQ/Small Cap Value Portfolio, EQ/Small Company Growth Portfolio, All Asset Allocation Portfolio and EQ/Franklin Templeton Founding Strategy Portfolio. Effective May 27, 2007, the following portfolios are also excluded: MarketPLUS International Core Portfolio, MarketPLUS Mid Cap Value Portfolio, MarketPLUS Large Cap Core Portfolio and MarketPLUS Large Cap Growth Portfolio.

Expense Limitation Agreement

In the interest of limiting the Equity Portfolio’s expenses until April 30, 2008 (unless the Board consents to an earlier revision or termination of this arrangement), AXA Equitable has entered into an expense limitation agreement with EQ Trust with respect to the Equity Portfolio. Pursuant to that agreement, AXA Equitable has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of the Equity Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Equity Portfolio’s business) are limited to an annual rate of 0.90% and 1.15% of the average daily net assets of the Class IA and Class IB shares, respectively.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future, provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Equity Portfolio’s expense ratio and such reimbursements do not exceed its expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the Equity Portfolio will be charged such lower expenses. AXA Equitable may discontinue these arrangements at any time after April 30, 2008.

The Adviser

TCW currently serves as the Adviser to the Equity Portfolio. However, effective at the close of business on July 6, 2007, T. Rowe Price is scheduled to replace TCW as the Adviser to the Portfolio. Thus, after the effective date of this change, T. Rowe Price will provide the day-to-day portfolio management of the Equity Portfolio, subject to oversight by AXA Equitable and the Board. T. Rowe Price is a wholly owned subsidiary of the T. Rowe Price Group, Inc., a publicly traded financial services company. As of December 31, 2006, T. Rowe Price and its affiliates had approximately $334.7 billion in assets under management. The following table includes information regarding T. Rowe Price and its portfolio managers for the Equity Portfolio and each portfolio manager’s business experience. Information about their compensation, other accounts they manage and their ownership of securities of the Equity Portfolio is available in the Statement of Additional Information relating to this Proxy Statement/Prospectus. A discussion of the basis for the decision by the Board to approve the investment advisory agreement with T. Rowe Price with respect to the Equity Portfolio will be available in EQ Trust’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2007.

Adviser and Portfolio Managers	Business Experience
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Portfolio Manager Robert W. Smith	Robert W. Smith, a Vice President with T. Rowe Price, has primary responsibility for the day-to-day management of the Portfolio. Mr. Smith is Chairman of T. Rowe Price’s Investment Advisory Committee, which develops and executes the Portfolio’s investment program. He joined T. Rowe Price in 1992 and has been managing investments since 1987.

P. Robert Bartolo	P. Robert Bartolo is a lead portfolio manager for the T. Rowe Price Media & Telecommunications Strategy and co-manager of the Media & Telecommunications Fund. Mr. Bartolo is a vice president of T. Rowe Price Group, Inc., and has been managing assets for the firm since 2005. He is also an analyst in the Equity Division, and he serves on the Investment Advisory Committees for the firm’s U.S. Mid-Cap Value and U.S. Small-, Mid-, and Large-Cap Growth Strategies. Mr. Bartolo has nine years of investment experience, four of which have been at T. Rowe Price.

Fund Distribution Arrangements

EQ Trust offers two classes of shares on behalf of each portfolio, including the Equity Portfolio: Class IA Shares and Class IB Shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors” and together, the “Distributors”) serve as the distributors of EQ Trust’s shares. Both share classes are offered and redeemed at their net asset value without any sales load. Each Distributor is an affiliate of AXA Equitable. In addition, each Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of EQ Trust are charged an annual fee to compensate each Distributor for promoting, selling and servicing shares of the portfolios. The annual fee equals 0.25% (subject to a maximum rate of 0.50%) of each portfolio’s average daily net assets attributable to Class IB shares. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The Distributors may receive payments from an Adviser to a portfolio or its affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Adviser’s portfolio(s). These sales meetings or seminar sponsorships may provide the Adviser with increased access to persons involved in the distribution of the Contracts. The Distributors also may receive marketing support from an Adviser in connection with the distribution of the Contracts.

Portfolio Services

Buying and Selling Shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

EQ Trust may suspend the right of redemption for any period during which the New York Stock Exchange (“NYSE”) is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. Each portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to a portfolio. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring the portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a portfolio invests in foreign securities, the securities of small- and mid-capitalization companies or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which may create arbitrage opportunities.

EQ Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. EQ Trust and its portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions. As a general matter, EQ Trust and its portfolios reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

EQ Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. EQ Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity;

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of EQ Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders; and

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of EQ Trust, determines that a Contractholder’s transfer patterns among EQ Trust’s portfolios are disruptive to the portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions from an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

EQ Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the same portfolio. EQ Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of the same portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax, automated transaction services, internet services and any electronic transfer services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax, automated transaction services internet services and any electronic transfer services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or EQ Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult your Contract prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of an EQ Trust portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) — most recent sales price or official closing price or, if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Board at the close of regular trading on the NYSE. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of a portfolio is determined, may be reflected in EQ Trust’s calculation of net asset values for a portfolio when EQ Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that each portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s holdings can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a portfolio’s net asset value by those traders.

Dividends and other Distributions

Each portfolio, including the Equity Portfolio, generally distributes most or all of its net investment income and net realized gains, if any, annually. Each portfolio’s dividends and other distributions are automatically reinvested at net asset value in its shares.

Federal Income Tax Considerations

Each portfolio, including the Equity Portfolio, is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (“RIC”) for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A RIC is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although EQ Trust intends that each of its portfolios, including the Equity Portfolio, will be operated to have no federal tax liability, if a portfolio did have any federal tax liability, that would hurt its investment performance. Also, to the extent a portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for a portfolio to maintain its RIC status (and to satisfy certain other requirements) because its shareholders that are Separate Accounts will then be able to use a favorable “look through” rule in determining whether the Contracts indirectly funded by the portfolio meet the investment diversification requirements for Contracts. If a portfolio failed to meet those investment diversification requirements, owners of non-pension plan Contracts funded through the portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for EQ Trust, therefore carefully monitors each portfolio’s compliance with all the RIC rules and Contract investment diversification requirements.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Equity Portfolio’s Class IB shares for the periods shown. Class IA shares of the Equity Portfolio have not commenced operations and thus there are no financial highlights for these shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Equity Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges.

The information below for the periods ended December 31 has been derived from the financial statements of EQ Trust, which have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. PwC’s report on EQ Trust’s financial statements as of December 31, 2006 appears in EQ Trust’s Annual Report for the fiscal year ended on that date. This information should be read in conjunction with the financial statements of the Equity Portfolio contained in EQ Trust’s Annual Report, which are incorporated by reference into EQ Trust’s Statement of Additional Information relating to this Proxy Statement/Prospectus, which is available upon request.

EQ ADVISORS TRUST

EQ/TCW Equity Portfolio

Financial Highlights

Class IB	Year Ended December 31,
	2006 (e)	2005 (e)	2004	2003 (e)		2002 (e)
Net asset value, beginning of period	$22.09	$21.25	$18.72		$12.24		$17.34

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.17)	(0.17)		(0.11)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.76)	1.01	2.70		6.59		(5.02)

Total from investment operations	(0.89)	0.84	2.53		6.48		(5.10)

Less distributions:
Distributions from realized gains	—	—	—		—		—
Total dividends and distributions	—	—	—		—		—

Net asset value, end of period	$21.20	$22.09	$21.25		$18.72		$12.24

Total return	(3.98)%	3.95%	13.51%		52.94%		(29.41)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$246,130	$302,413	$285,682		$282,945		$199,587
Ratio of expenses to average net assets:
After waivers	1.15%	1.13%	1.15%		1.08%		0.90%
After waivers and fees paid indirectly	1.15%	1.13%	1.14%		1.06%		0.89%
Before waivers and fees paid indirectly	1.18%	1.13%	1.17%		1.08%		0.90%
Ratio of net investment loss to average net assets:
After waivers	(0.60)%	(0.84)%	(0.85)%		(0.72)%		(0.59)%
After waivers and fees paid indirectly	(0.60)%	(0.84)%	(0.84)%		(0.70)%		(0.58)%
Before waivers and fees paid indirectly	(0.62)%	(0.84)%	(0.87)%		(0.72)%		(0.59)%
Portfolio turnover rate	40%	15%	18%		19%		15%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$—	$— #	$	**	$	**

**	Prior to December 31, 2004, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.01.
(e)	Net investment income and capital changes per share are based on monthly average shares outstanding.

VOTING INFORMATION

Voting Rights

Shareholders with amounts allocated to the Growth Portfolio at the close of business on March 30, 2007 (the “Record Date”) will be entitled to be present and give voting instructions for the Growth Portfolio at the Meeting with respect to shares attributable to their Contracts as of the Record Date.

Each whole share of the Growth Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of the Growth Portfolio as of the Record Date that are entitled to vote at the Meeting. AXA Equitable owned of record 100% of those shares.

Portfolio	Total Number	Number of Class IA	Number of Class IB
Growth Portfolio	47,497,844.715	148,370.005	47,799,474.710

Required Shareholder Vote

Approval of the Reorganization Plan will require the affirmative vote of (i) 67% or more of the Growth Portfolio Shares present at such meeting, if the holders of more than 50% of the outstanding Growth Portfolio Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Growth Portfolio Shares, whichever is less. The presence, in person or by proxy, of at least one-third of the shares of the Growth Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. If a proxy is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum.

To the knowledge of EQ Trust, as of March 30, 2007, the officers and Trustees owned, as a group, less than 1% of the shares of each Portfolio.

AXA Equitable may be deemed to be a control person of each Portfolio by virtue of its direct or indirect ownership of more than 25% of the shares of each Portfolio. In addition, AXA Equitable may be deemed to be a control person of EQ Trust by virtue of its direct or indirect ownership of more than 95% of EQ Trust’s shares. As of March 30, 2007, except as set forth in Appendix B, to EQ Trust’s knowledge, (1) no person, other than AXA Equitable, owned beneficially or of record 5% or more of the outstanding Class IA or Class IB shares of either Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of the outstanding Class IA or Class IB shares of either Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about May 1, 2007. In addition to the solicitation of proxies and voting instructions by mail, officers, agents and employees of AXA Equitable and EQ Trust and their affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, telegraph, fax, the internet or oral communication.

Contractholders with amounts allocated to the Growth Portfolio on the Record Date will be entitled to be present and give voting instructions for the Growth Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. AXA Equitable will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. AXA Equitable will vote shares attributable to Contracts for which it is the Contractholder “FOR” each proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares in favor of the applicable proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractholders (other than AXA Equitable) have provided voting instructions to AXA Equitable.

Voting instructions executed by a Contractholder may be revoked at any time prior to AXA Equitable voting the shares represented thereby by the Contractholder providing AXA Equitable with a properly executed written revocation of such voting instructions, or by the Contractholder providing AXA Equitable with proper later-dated voting instructions by telephone, telegraph, fax or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by AXA Equitable may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person, by telephone, fax or the Internet.

AXA Equitable will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, AXA Equitable intends to vote “FOR” the applicable proposal and may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

Proxy Solicitation

The cost of the Meeting, including the cost of solicitation of proxies and voting instructions, will be borne by AXA Equitable. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, telegraph, fax, personal interview by officers or agents of EQ Trust or the Internet. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyweb.com; (2) by telephone at 1-888-221-0697; or (3) by mail, with the enclosed voting instruction card.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. AXA Equitable will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the proposal. AXA Equitable will vote against the adjournment those proxies required to be voted against the proposal. AXA Equitable will pay the costs of any additional solicitation and any adjourned session.

Other Matters

EQ Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

EQ Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by EQ Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, AXA Equitable will vote those unmarked voting instructions in favor of the Reorganization Plan.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE REORGANIZATION PLAN, AS INDICATED IN THE PROPOSAL.

* * * * *

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by EQ ADVISORS TRUST, a Delaware statutory trust (“Trust”), on behalf of EQ/Janus Large Cap Growth Portfolio (“Target”) and EQ/TCW Equity Portfolio (“Acquiring Portfolio”), each a segregated portfolio of assets (“series”) thereof (each sometimes referred to herein as a “Portfolio”). All agreements, covenants, actions, and obligations of each Portfolio contained herein shall be deemed to be agreements, covenants, actions, and obligations, and all rights and benefits created hereunder in favor of each Portfolio shall inure to, and be enforceable by, the Trust acting on its behalf.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust may sell voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), (2) the 401(k) plan sponsored by AXA Equitable and other tax-qualified retirement plans], and (3) other series of the Trust. The Portfolios are underlying investment options for those separate accounts, which fund certain variable annuity certificates and contracts and variable life insurance policies issued by AXA Equitable (collectively, “Contracts”). Under applicable law, the assets of all those separate accounts (i.e., the shares of the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) of the Code (“Regulations”)). The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Portfolio in exchange solely for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares in Target and in liquidation thereof, and (3) Target’s termination (all the foregoing transactions being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein.

The Trust’s Amended and Restated Declaration of Trust (“Declaration”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Portfolio’s behalf by all necessary Board action (2) has determined that participation in the Reorganization is in each Portfolio’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers two classes of shares, designated Class IA and Class IB shares (“Class IA Target Shares” and “Class IB Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio also offers two classes of shares, also designated Class IA and Class IB shares (“Class IA Acquiring Portfolio Shares” and “Class IB Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ identically designated classes of shares have identical characteristics.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional all references herein to “fractional” shares meaning fractions (rounded to the eighth decimal place) (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share and (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses other than unamortized organizational expenses shown as assets on Target’s books — Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as at the Effec -

tive Time (as defined in paragraph 3.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by AXA Equitable pursuant to paragraph 5. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4    At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for prior taxable years and the current taxable year through the Effective Time.

1.5    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to the Target Shares then so held and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Portfolio’s shareholder records in the Shareholders’ names and transferring those Acquiring Portfolio Shares thereto. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6    As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8    Any transfer taxes payable on issuance of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Portfolio Shares are to be issued, as a condition of that transfer.

2.    VALUATION

2.1    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange, and the declaration of any dividends and/or other distributions, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

2.2    For purposes of paragraph 1.1(a), the NAV per share for each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using such valuation procedures.

2.3    All computations pursuant to paragraphs 2.1 and 2.2 shall be made by AXA Equitable, in its capacity as the Trust’s administrator.

3.    CLOSING AND EFFECTIVE TIME

3.1    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on July 6, 2007 (“Effective Time”). If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of either class of Acquiring Portfolio Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored. The Closing shall be held at the Trust’s offices or at such other place as the Trust determines.

3.2    The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing.

3.3    The Trust shall direct the Transfer Agent to deliver at the Closing a certificate of an authorized officer (a) stating that its records contain the number of full and fractional outstanding Target Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts in the Shareholders’ names on Acquiring Portfolio’s shareholder records and a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

4.    CONDITIONS PRECEDENT

4.1    The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans” (as referred to in section 851(b)(2) of the Code) or that are restricted to resale by their terms), and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    Target is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on Target’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Target’s behalf, is a party or by which it is bound;

(c)    All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the

Trust’s knowledge, threatened against the Trust with respect to Target or any of its properties or assets attributable or allocable to Target that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)    The Statement of Assets and Liabilities (including schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) of Target at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2006, have been audited by PwC and are in accordance with generally accepted accounting principles consistently applied (“GAAP”); and such Statements present fairly, in all material respects, Target’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(f)    Since December 31, 2006, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

(g)    At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Target required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)    Target is a “fund” (as defined in section 851(g)(2) of the Code); for each taxable year of its operation (including the taxable year ending at the Effective Time), Target has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of such section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Portfolio’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Portfolio’s investment portfolio, that most of Target’s assets are consistent with Acquiring Portfolio’s investment objective and policies and thus can be transferred to and held by Acquiring Portfolio;

(j)    At the Effective Time, at least 33-1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions, and Target did not and will not alter its portfolio in connection with the Reorganization to meet such 33-1/3% threshold;

(k)    To the best of the Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50% of the number of the Target Shares at such date;

(l)    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Transfer Agent’s records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(m)    Target incurred the Liabilities in the ordinary course of its business;

(n)    Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(o)    During the five-year period ending at the Effective Time, (1) neither Target nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code; and

(p)    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2    The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)    Acquiring Portfolio is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound, or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound;

(c)    No litigation, administrative proceeding, action, or investigation of or before any court governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust (with respect to Acquiring Portfolio) or any of its properties or assets attributable or allocable to Acquiring Portfolio that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment, or award of any court governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2006, have been audited by PwC and are in accordance with GAAP; and such Statements present fairly, in all material respects, Acquiring Portfolio’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(e)    Since December 31, 2006, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Portfolio Share due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders shall not constitute a material adverse change;

(f)    At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Acquiring Portfolio required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(g)    Acquiring Portfolio is a “fund” (as defined in section 851(g)(2) of the Code); for each taxable year of its operation (including the taxable year in which the Effective Time occurs), Acquiring Portfolio has met (or for such year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; Acquiring Portfolio intends to continue to meet all such requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Portfolio will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33-1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions and (2) Acquiring Portfolio has no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

(i)    Following the Reorganization, Acquiring Portfolio (1) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(j)    Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Portfolio, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire — during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person — with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares;

(l)    There is no plan or intention for Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(m)    Acquiring Portfolio does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(n)    During the five-year period ending at the Effective Time, neither Acquiring Portfolio nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Portfolio Shares;

(o)    Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring

Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

(p)    The Acquiring Portfolio Shares to be issued and delivered to Target for the Shareholders benefit, pursuant to the terms of this Plan, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and, (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Trust.

4.3    The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the Trust’s adoption and performance, on either Portfolio’s behalf, of this Plan, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)    The Trust’s management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person “related” (within such meaning) to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)    The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)    The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

(f)    There is no intercompany indebtedness between the Portfolios that was issued or acquired, or will be settled, at a discount;

(g)    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

(h)    Immediately after the Reorganization, AXA Equitable (through the separate accounts) will own shares constituting “control” (as defined in section 304(c) of the Code) of Acquiring Portfolio;

(i)    None of the compensation AXA Equitable receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares that AXA Equitable (on any Shareholder’s behalf) receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)    The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(o), 4.2(j), and 4.2(n) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

(l)    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

(m)    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect enforceability of, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

(n)    The Trust shall have called a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”);

(o)    The Trust shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP (“Counsel”) substantially to the effect that:

(1)    Each Portfolio is a duly established series of the Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

(2)    This Plan has been duly authorized and adopted by the Trust on each Portfolio’s behalf;

(3)    The Acquiring Portfolio Shares to be issued and distributed to the Shareholders under this Plan have been duly authorized and, on their issuance and delivery in accordance with this Plan, will be validly issued, fully paid, and non-assessable;

(4)    The adoption of this Plan did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Governing Documents or, to Counsel’s knowledge, any obligation of the Trust under the express terms of any court order that names the Trust and is specifically directed to it or its property, except as set forth in such opinion;

(5)    To Counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the Trust’s consummation, on either Portfolio’s behalf, of the transactions contemplated hereby, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(6)    The Trust is registered with the Commission as an investment company, and to Counsel’s knowledge no order has been issued or proceeding instituted to suspend such registration; and

(7)    To Counsel’s knowledge (without any independent inquiry or investigation), at the date of the opinion there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing, against the Trust (with respect to either Portfolio) or any of its properties or assets attributable or allocable to either Portfolio that seeks to enjoin the performance or affect the enforceability of this Plan, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to the Trust or either Portfolio, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Trust has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of such type, (4) limit such opinion to applicable federal and state law, (5) define the word “knowledge” and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Plan and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers’ certificates; and

(p)    The Trust shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and on representations and warranties made in a separate letter addressed to Counsel if requested thereby. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(1)    Acquiring Portfolio’s acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D) of the Code), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(2)    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(4)    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(6)    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.    EXPENSES

Subject to satisfaction of the condition contained in paragraph 4.3(j), AXA Equitable will bear the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Portfolio’s prospectus and Target’s proxy materials, (2) legal, accounting, and securities registration fees, and (3) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage expenses associated with restructuring the Portfolios in connection with the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in such Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.    TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7.    AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.    MISCELLANEOUS

8.1    This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolio’s behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3    Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the respective Portfolio’s property. The Trust, in asserting any rights or claims under this Plan on either Portfolio’s behalf, shall look only to the other Portfolio’s property in settlement of such rights or claims and not to the property of any other series or to such trustees, officers, or shareholders.

8.4    Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

APPENDIX B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA Shares of the Growth Portfolio. To the Trust’s knowledge, no shareholder owned beneficially or of record 5% or more of the Class IA or IB shares of the Equity Portfolio, or Class IB shares of the Growth Portfolio, as of the Record Date.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

Growth Portfolio — Class IA

SAGA COMM DEF COMP PL C/O EBG-TY SHARKEY SAGA 40 MONUMENT ROAD BALA CYNWYD PA 19004	8.28%	7.71%

SMTHKLNE BCHAM EXE DEF COMP TR C/O KARR BARTH ADMINISTRATORS INC 40 MONUMENT RD BALA CYNWYD PA 19004	18.88%	17.59%

2000 RICK BIESECKER INS TRUST C/O DRUG PLASTIC & GLASS CO INC F MILLER & S BIESECKER TTEE ONE BOTTLE DRIVE BOYERTOWN PA 19512	7.28%	6.78%

FRONTIER TRUST PO BOX 10699 FARGO ND 58106	28.34%	26.39%

AVENTIS PASTEUR TR C/O KARR BARTH ADMIN 40 MONUMENT RD BALA CYNWYD PA 19004	5.74%	5.35%

B-1

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

EQ ADVISORS TRUST

EQ/Janus Large Cap Growth Portfolio

(“Acquired Portfolio”)

AND

EQ/TCW Equity Portfolio

(“Acquiring Portfolio”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:

EQ/Janus Large Cap Growth Portfolio	EQ/TCW Equity Portfolio

The Acquired and Acquiring Portfolios are series of EQ Advisors Trust (“the Trust”).

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Acquired Portfolio into the Acquiring Portfolio under which the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Portfolio’s assumption of all of Acquired Portfolio’s liabilities (“Reorganization”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (“Contracts”) with amounts allocated to the Acquired Portfolio and to other shareholders of the Acquired Portfolios as of March 30, 2007.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1) EQ Trust’s combined Statement of Additional Information dated May 1, 2007, which contains information about the Acquiring and Acquired Portfolios; and

(2) EQ Trust’s combined Annual Report to Shareholders for the fiscal year ended December 31, 2006, which includes information relating to the Acquiring and Acquired Portfolios.

EQ Trust’s Statement of Additional Information that is incorporated by reference above includes information about its other portfolios that is not relevant to the Reorganization. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated May 1, 2007 relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to EQ Advisors Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (877) 222-2144. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2006, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2006, and the pro forma condensed Statement of Operations for the fiscal year ended December 31, 2006 for the Acquired Portfolio and the Acquiring Portfolio, as adjusted giving effect to the Reorganization. These financial statements are unaudited.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2006, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Acquired Portfolio’s holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, the Acquired Portfolio’s holdings that are not compatible with the Acquiring Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the Acquired Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by the Acquiring Portfolio’s investment sub-adviser of the compatibility of those holdings with the Acquiring Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

EQ/TCW EQUITY

Pro Forma Portfolio of Investments

As of December 31, 2006 (unaudited)

EQ/Janus Large Cap Growth Portfolio Shares	EQ/TCW Equity Portfolio Shares	Pro Forma EQ/TCW Equity Portfolio Shares	Description	EQ/Janus Large Cap Growth Portfolio Market Value	EQ/TCW Equity Portfolio Market Value	Pro Forma EQ/TCW Equity Portfolio Market Value
			COMMON STOCKS:
			Consumer Discretionary (10.3%)
			Household Durables (1.4%)
	234,280	234,280	Pulte Homes, Inc^		$7,759,353	$7,759,353

			Hotels, Restaurants & Leisure (3.2%)
212,355		212,355	MGM MIRAGE*^	$12,178,559		12,178,559
188,025		188,025	Starbucks Corp.*	6,659,846		6,659,846

				18,838,405	0	18,838,405

			Internet & Catalog Retail (2.7%)
	335,930	335,930	Amazon.com, Inc.*^		13,255,798	13,255,798
74,708		74,708	IAC/InterActiveCorp*^	2,776,149		2,776,149

				2,776,149	13,255,798	16,031,947

			Media (1.2%)
168,755		168,755	Comcast Corp., Special Class A*	7,067,460		7,067,460

			Multiline Retail (1.1%)
132,985		132,985	Nordstrom, Inc.	6,561,480		6,561,480

			Specialty Retail (0.7%)
154,302		154,302	Staples, Inc.	4,119,863		4,119,863

			Total Consumer Discretionary	39,363,357	21,015,151	60,378,508

			Consumer Staples (4.7%)
			Beverages (0.5%)
52,090		52,090	PepsiCo, Inc.	3,258,230		3,258,230

			Food Products (0.6%)
82,810		82,810	Cadbury Schweppes plc (ADR)^	3,555,033		3,555,033

			Food & Staples Retailing (2.4%)
214,170		214,170	Sysco Corp.	7,872,889		7,872,889
	55,400	55,400	Walgreen Co.		2,542,306	2,542,306
82,845		82,845	Whole Foods Market, Inc.^	3,887,916		3,887,916

				11,760,805	2,542,306	14,303,111

			Household Products (1.2%)
105,960		105,960	Procter & Gamble Co.	6,810,049		6,810,049

			Total Consumer Staples	25,384,117	2,542,306	27,926,423

			Energy (5.5%)
			Energy Equipment & Services (2.7%)
81,125		81,125	Halliburton Co.	2,518,931		2,518,931
	215,470	215,470	Schlumberger Ltd.		13,609,085	13,609,085

				2,518,931	13,609,085	16,128,016

			Oil, Gas & Consumable Fuels (2.8%)
122,320		122,320	EOG Resources, Inc.	7,638,884		7,638,884
59,845		59,845	Occidental Petroleum Corp.	2,922,232		2,922,232
110,070		110,070	Valero Energy Corp.	5,631,181		5,631,181

				16,192,297	0	16,192,297

			Total Energy	18,711,228	13,609,085	32,320,313

			Financials (20.3%)
			Commercial Banks (1.7%)
	280,290	280,290	Commerce Bancorp, Inc./New Jersey^		9,885,828	9,885,828

			Capital Markets (5.8%)
61095		61,095	Goldman Sachs Group, Inc.	12,179,288		12,179,288
131,150		131,150	Merrill Lynch & Co., Inc.	12,210,065		12,210,065
164,980		164,980	optionsXpress Holdings, Inc.^	3,743,396		3,743,396
97,420		97,420	UBS AG (Registered)	5,877,349		5,877,349

				34,010,098	0	34,010,098

			Consumer Finance (4.4%)
224,365		224,365	American Express Co.	13,612,224		13,612,224
	258,900	258,900	SLM Corp.		12,626,553	12,626,553

				13,612,224	12,626,553	26,238,777

			Insurance (4.1%)
	97,350	97,350	American International Group, Inc.		6,976,101	6,976,101
	713,740	713,740	Progressive Corp.		17,286,783	17,286,783

					24,262,884	24,262,884

			Thrifts & Mortgage Finance (4.3%)
	322,300	322,300	Countrywide Financial Corp.		13,681,635	13,681,635
193,300		193,300	Fannie Mae	11,480,087		11,480,087

				11,480,087	13,681,635	25,161,722

			Total Financials	59,102,409	60,456,900	119,559,309

			Health Care (21.4%)
			Biotechnology (9.7%)
175,865	37,500	213,365	Amgen, Inc.*	12,013,338	2,561,625	14,574,963
111,755		111,755	Celgene Corp.*	6,429,265		6,429,265
83,445	160,360	243,805	Genentech, Inc.*	6,769,893	13,010,007	19,779,900
	125,700	125,700	Genzyme Corp.*^		7,740,606	7,740,606
134,480		134,480	Gilead Sciences, Inc.*	8,731,787		8,731,787

				33,944,283	23,312,238	57,256,521

			Health Care Equipment & Supplies (3.4%)
26,125		26,125	Alcon, Inc.	2,919,991		2,919,991
	164,800	164,800	Varian Medical Systems, Inc.*^		7,839,536	7,839,536
19,950	101,400	121,350	Zimmer Holdings,Inc.*	1,563,681	7,947,732	9,511,413

				4,483,672	15,787,268	20,270,940

			Health Care Providers & Services (4.4%)
94,720		94,720	Caremark Rx, Inc.	5,409,459		5,409,459
198,565		198,565	Coventry Health Care, Inc.*	9,938,178		9,938,178
71,505		71,505	UnitedHealth Group, Inc.	3,841,964		3,841,964
	82,200	82,200	WellPoint, Inc. *		6,468,318	6,468,318

				19,189,601	6,468,318	25,657,919

			Health Care Technology (0.7%)
	96,000	96,000	Cerner Corp. *^		4,368,000	4,368,000

			Pharmaceuticals (3.2%)
98,260		98,260	Johnson & Johnson	6,487,125		6,487,125
243,435		243,435	Pfizer, Inc.	6,304,967		6,304,967
127,430		127,430	Sanofi-Aventis (ADR)	5,883,443		5,883,443

				18,675,535		18,675,535

			Total Health Care	76,293,091	49,935,824	126,228,915

			Industrials (6.4%)
			Air Freight & Logistics (2.3%)
	92,400	92,400	CH Robinson Worldwide, Inc.^		3,778,236	3,778,236
	152,790	152,790	Expeditors International of Washington, Inc.^		6,187,995	6,187,995
33,290		33,290	FedEx Corp.	3,615,959		3,615,959

				3,615,959	9,966,231	13,582,190

			Industrial Conglomerates (4.1%)
383,885	257,800	641,685	General Electric Co.	14,284,361	9,592,738	23,877,099

			Total Industrials	17,900,320	19,558,969	37,459,289

			Information Technology (29.9%)
			Communications Equipment (6.3%)
210,005		210,005	Corning, Inc.*	3,929,194		3,929,194
89,455		89,455	Motorola, Inc.	1,839,195		1,839,195
407,865	356,340	764,205	QUALCOMM, Inc.	15,413,218	13,466,088	28,879,306
20,875		20,875	Research In Motion Ltd.*	2,667,407		2,667,407

				23,849,014	13,466,088	37,315,102

			Computers & Peripherals (7.5%)
140,825		140,825	Apple Computer, Inc.*	11,947,593		11,947,593
	174,400	174,400	Dell, Inc.*		4,375,696	4,375,696
443,405		443,405	EMC Corp.*	5,852,946		5,852,946
124,290		124,290	Hewlett-Packard Co.	5,119,505		5,119,505
	319,560	319,560	Network Appliance, Inc.*		12,552,317	12,552,317
101,635		101,635	SanDisk Corp.*	4,373,354		4,373,354

				27,293,398	16,928,013	44,221,411

See Notes to Financial Statements

EQ/TCW EQUITY

Pro Forma Portfolio of Investments

As of December 31, 2006 (unaudited)

EQ/Janus Large Cap Growth Portfolio Shares	EQ/TCW Equity Portfolio Shares	Pro Forma EQ/TCW Equity Portfolio Shares	Description	EQ/Janus Large Cap Growth Portfolio Market Value	EQ/TCW Equity Portfolio Market Value	Pro Forma EQ/TCW Equity Portfolio Market Value
			Internet Software & Services (8.4%)
	352,100	352,100	eBay, Inc.*		10,587,647	10,587,647
11,050	37,110	48,160	Google, Inc., Class A*	5,088,304	17,088,413	22,176,717
541,330	100,000	641,330	Yahoo!, Inc.*	13,825,568	2,554,000	16,379,568

				18,913,872	30,230,060	49,143,932

			Semiconductors & Semiconductor Equipment (3.8%)
225,320		225,320	Advanced Micro Devices, Inc.*	4,585,262		4,585,262
29,750		29,750	Samsung Electronics Co., Ltd. (GDR)^ §	9,804,705		9,804,705
277,900		277,900	Texas Instruments, Inc.	8,003,520		8,003,520

				22,393,487	0	22,393,487

			Software (3.9%)
82,540		82,540	Adobe Systems, Inc.*	3,394,045		3,394,045
	100,495	100,495	Autodesk, Inc.*		4,066,028	4,066,028
	342,300	342,300	Salesforce.com, Inc.*		12,476,835	12,476,835
61,050		61,050	SAP AG (Sponsored ADR)^	3,241,755		3,241,755

				6,635,800	16,542,863	23,178,663

			Total Information Technology	99,085,571	77,167,024	176,252,595

			Utilities (0.7%)
			Independent Power Producers & Energy Traders (0.7%)
76,875		76,875	TXU Corp.	4,167,394		4,167,394

			Total Utilities	4,167,394		4,167,394

			Total Common Stocks (99.2%)

			(Cost $302,445,465 and $185,594,022 respectively,combined cost $488,039,487)	340,007,487	244,285,259	584,292,746

See Notes to Financial Statements

EQ/TCW EQUITY

Pro Forma Portfolio of Investments

As of December 31, 2006 (unaudited)

EQ/Janus Large Cap Growth Portfolio Shares	EQ/TCW Equity Portfolio Shares	Pro Forma EQ/TCW Equity Portfolio Shares	Description	EQ/Janus Large Cap Growth Portfolio Market Value	EQ/TCW Equity Portfolio Market Value	Pro Forma EQ/TCW Equity Portfolio Market Value

Principal Amount	Principal Amount	Principal Amount
			SHORT-TERM INVESTMENTS:
			Short-Term Investments of Cash Collateral for Securities Loaned (6.5%)
$995,402		$995,402	Concord Minutemen C.C. LLC, Series C 5.36%, 1/18/07	995,402		995,402
20,785,672	$15,220,623	36,006,295	Nomura Securities Co., Ltd., Repurchase Agreement 5.35%, 1/2/07 (r)	20,785,672	15,220,623	36,006,295
1,499,784		1,499,784	Wachovia Bank N.A. 5.37%, 6/27/08 (l)	1,499,784		1,499,784
			Total Short-Term Investments of Cash

			Collateral for Securities Loaned	23,280,858	15,220,623	38,501,481

			Time Deposit (0.7%)
1,101,556	$2,770,290	3,871,846	JPMorgan Chase Nassau 4.75%, 1/2/07	1,101,556	2,770,290	3,871,846

			Total Short-Term Investments (7.2%)

			(Amortized Cost $24,382,414 and $17,990,913 respectively, combined cost $42,373,327)	24,382,414	17,990,913	42,373,327

			Total Investments (106.4%)
			(Cost/Amortized Cost $326,827,879 and $203,584,935 respectively, combined cost $530,412,814)	364,389,901	262,276,172	626,666,073
			Other Assets Less Liabilities (-6.4%)	(21,503,405)	(16,146,335)	(37,649,740)

			Net Assets (100%)	$342,886,496	$246,129,837	$589,016,333

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 2).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $9,804,705 or 1.70% of Pro Forma net assets. Securities in the Pro Forma Portfolio denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

As of December 31, 2006, all of the portfolio securities held by the Acquired Portfolio will comply with the investment restrictions and/or compliance guidelines of the Acquiring Portfolio.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See Notes to Financial Statements

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES FOR THE TRANSACTION

December 31, 2006 (unaudited)

	EQ/Janus	EQ/TCW		Pro Forma Adjustments		EQ/TCW Pro Forma
ASSETS
Investments at value (Cost $326,827,879 and $203,584,935 respectively, combined cost $530,412,814)	$364,389,901	$262,276,172				$626,666,073
Cash	5,896,740	6,245		$—		5,902,985
Dividends, interest and other receivables	258,003	179,270				437,273
Receivable from Separate Accounts for Trust shares sold	161,242	16,583				177,825
Other assets	—	415				415

Total assets	370,705,886	262,478,685		—		633,184,571

LIABILITIES
Collateral held for loaned securities	23,280,858	15,220,623				38,501,481
Payable for securities purchased	3,873,138	—				3,873,138
Payable to Separate Accounts for Trust shares redeemed	277,803	787,765				1,065,568
Investment management fees payable	222,501	162,033				384,534
Distribution fees payable - Class IB	73,440	54,377				127,817
Administrative fees payable	33,342	26,899				60,241
Trustees’ fees payable	3,847	660				4,507
Accrued expenses	54,461	96,491				150,952

Total liabilities	27,819,390	16,348,848		—		44,168,238

NET ASSETS	$342,886,496	$246,129,837		$—		$589,016,333

Net assets were comprised of:
Paid in capital	$321,208,724	$305,154,955				$626,363,679
Accumulated net investment loss	(3,528)	(770)		—		(4,298)
Accumulated net realized loss	(15,880,722)	(117,715,585)				(133,596,307)
Unrealized appreciation on investments	37,562,022	58,691,237				96,253,259

Net assets	$342,886,496	$246,129,837		$—		$589,016,333

Class IA Shares:
Net Assets	$962,450	$—	(b)	$—		$962,450

Shares outstanding	138,001	—	(b)	(92,602	)(a)	45,399

Net asset value, offering and redemption price per share	$6.97	$—	(b)	$—		$21.20

Class IB Shares:
Net Assets	$341,924,046	$246,129,837				$588,053,883

Shares outstanding	49,483,340	11,607,310		(33,352,259	)(a)	27,738,391

Net asset value, offering and redemption price per share	$6.91	$21.20		$—		$21.20

(a)	Reflects retired shares of the portfolio.

(b)	As of December 31, 2006, EQ/TCW Equity Portfolio did not offer Class IA Shares.

See Notes to the Financial Statements

STATEMENT OF OPERATIONS FOR THE TRANSACTIONS

Pro-Forma for the Year Ended December 31, 2006 (unaudited)

	EQ/Janus	EQ/TCW	Pro Forma Adjustments		EQ/TCW Pro Forma
INVESTMENT INCOME
Dividends	$3,174,096	$1,173,721	—		$4,347,817
Interest	287,745	321,038	—		608,783
Securities lending (net)	38,342	—	—		38,342

Total income	3,500,183	1,494,759	—		4,994,942

EXPENSES
Investment management fees	3,138,321	2,169,409	$(472,815	)(a)	4,834,915
Distribution fees - Class IB	869,640	677,939	—		1,547,579
Administrative fees	289,752	231,268	154,965	(a)	675,985
Professional fees	51,602	47,968	(33,895	)(b)	65,675
Printing and mailing expenses	39,703	30,465	(5,560	)(b)	64,608
Custodian fees	8,096	19,999	(2,600	)(b)	25,495
Trustees’ fees	5,298	4,109	—		9,407
Miscellaneous	9,208	8,253	(1,000	)(b)	16,461

Gross expenses	4,411,620	3,189,410	(360,905)		7,240,125
Less: Waiver from investment advisor	(403,530)	(70,566)	360,370	(c)	(113,726)
Fees paid indirectly	(47,802)	(2,083)	—		(2,083)

Net expenses	3,960,288	3,116,761	(535)		7,124,316

NET INVESTMENT LOSS	(460,105)	(1,622,002)	535		(2,129,374)

REALIZED AND UNREALIZED GAIN (LOSS)					—
Net realized gain on securities	21,379,696	28,629,877	—		50,009,573
Net change in unrealized depreciation on securities	(17,309,034)	(39,845,374)	—		(57,154,408)

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,070,662	(11,215,497)	—		(7,144,835)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,610,557	$(12,837,499)	$535		$(9,274,209)

Notes:

(a)	Reflects adjustment in expenses due to effects of new contract rate.

(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.

(c)	Reflects adjustment in expenses waiver due to lower expense structure.

See Notes to the Financial Statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED - As of December 31, 2006)

NOTE 1 – BASIS OF COMBINATION:

On January 9, 2007, the Board of Trustees of EQ Advisors Trust (the “Trust”) approved a proposed Plan of Reorganization and Termination (“Reorganization Plan”) that provides for the transfer of all assets of the EQ/Janus Large Cap Growth Portfolio (“Growth Portfolio”) to the EQ/TCW Equity Portfolio (“Equity Portfolio”), each a series of the Trust, and the assumption by the Equity Portfolio of all of the liabilities of the Growth Portfolio in exchange for shares of the Equity Portfolio having an aggregate value equal to the net assets of the Growth Portfolio, the distribution of the Growth Portfolio shares to the Equity Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Growth Portfolio.

The Growth Portfolio’s annual contractual management fee equals 0.90% of average daily net assets for the first $1 billion, 0.85% of average daily net assets for the next $1 billion, 0.825% for the next $3 billion, 0.80% for the next $5 billion, and 0.775% of average daily net assets thereafter. The Equity Portfolio’s annual contractual management fee rate equals 0.80% of average daily net assets for the first $400 million, 0.750% of average daily net assets for the next $400 million, 0.70% of average daily net assets thereafter. The Reorganization is subject to the approval of the Growth Portfolio’s shareholders. A special meeting of shareholders of the Growth Portfolio will be held on or about June 27, 2007.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2006. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Growth Portfolio and the Equity Portfolio at December 31, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Equity Portfolio as if it had acquired the Growth Portfolio at the beginning of the fiscal year ended December 31, 2006. These statements have been derived from the Growth Portfolio’s and Equity Portfolio’s respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Growth Portfolio for pre-combination periods will not be restated. AXA Equitable will bear the expenses of the Reorganization Plan, which are estimated at $65,000. For accounting purposes, the Equity Portfolio will be the accounting survivor.

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios incorporated by reference in the Trust’s Statement of Additional Information. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Trust:

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term investment securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term investment securities, which mature in more than 60 days are valued at representative quoted prices. Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage- backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and Fund of Fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes.

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through its custodian bank, The JPMorgan Chase Bank (“JPMorgan”), acting as lending agent to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2006, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. Each Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker- dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at December 31, 2006.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2006.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

NOTE 3 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Growth Portfolio by the Equity Portfolio as of December 31, 2006. The number of additional shares issued was calculated based on the net assets of the Growth Portfolio and net asset value of the Equity Portfolio at December 31, 2006.

INFORMATION REGARDING T. ROWE PRICE ASSOCIATES, INC.

As described in the Proxy Statement/Prospectus, effective at the close of business on July 6, 2007, T. Rowe Price Associates, Inc. (“T. Rowe Price”) is scheduled to replace TCW Investment Management Company as the Adviser to the Acquiring Portfolio. Thus, after the effective date of this change, T. Rowe Price will provide the day-to-day portfolio management of the Acquiring Portfolio, subject to oversight by AXA Equitable and the Board. The following includes information regarding T. Rowe Price’s portfolio manager for the Acquiring Portfolio and its proxy voting policies and procedures.

PORTFOLIO MANAGER INFORMATION FOR ACQUIRING PORTFOLIO

EQ/TCW Equity Portfolio (to be renamed the “EQ/T. Rowe Price Growth Stock Portfolio”) (“Fund”) T. Rowe Price Associates, Inc. (“Adviser”)

Portfolio Manager	Presented below for the portfolio manager is the number of other accounts of the Adviser managed by the portfolio and the total assets in the accounts managed within each category as of December 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Robert W. Smith	11	$23.2 billion	1	$113.4 million	5	$368.1 million	0	0	0	0	0	0

P. Robert Bartolo	1	$1.5 billion	none		none		0	0	0	0	0	0

Description of any Material Conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations) and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, T. Rowe Price’s portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation for the fiscal year ended December 31, 2006

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for tax-efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities of the Portfolio as of December 31, 2006

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert W. Smith	X
P. Robert Bartolo	X

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

Administration of Policies and Procedures

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group (“Investment Services Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification. T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination. ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors –T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues – Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Board diversity;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods;

•	Animal rights; and

•	Political contributions/activities and charitable contributions.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

Reporting and Record Retention

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Article VII of the Agreement and Declaration of Trust of the Registrant states:

Section 2. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principle Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the appropriate Series of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officer or Shareholders individually.

Article III of the Agreement and Declaration of Trust of the Registrant states:

Section 7. Indemnification of Shareholder. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such person is or was a Shareholder and from or in relation to which such liability arose.

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 4. Amendments. Except as specifically provided in this Section 4, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 4 of Article VIII, (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required.

Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 4 hereof with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

Article VI of the By-Laws of the Registrant states:

Section 5. Advance Payment of Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification under this article VI.

Section 3. No indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Amended and Restated Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 4(a) and 4(b) of certain of the Registrant’s Investment Advisory Agreement state:

Liability and Indemnification. (a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser with respect to the services provided to the Jennison Allocated Portion of the Portfolio hereunder, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for its own actions, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, the Exchange Act, or under any other statute, at common law or otherwise arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (b) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser, which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by an Adviser Indemnitee (as defined below) for use therein; provided, that the applicable Adviser Indemnitee has had an opportunity to review such information as included in such Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, the Exchange Act or under any other statute, at common law or otherwise arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (b) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by an Adviser Indemnitee for use therein.

Section 4 of certain of the Registrant’s Investment Advisory Agreements states:

Neither the Adviser nor any of its directors, officers, or employees shall be liable to the Manager for any loss suffered by the Manager resulting from its acts or omissions as Adviser to the Portfolio, except for losses to the Manager or the Trust resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser or any of its directors, officers or employees. The Adviser, its directors, officers or employees shall not be liable to the Manager or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Trust is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser under this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to waive any rights against the Adviser under federal or state securities laws.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of AXA Advisors in its capacity as a principal underwriter of the Trust’s Class IA shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III, the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Item 16.	Exhibits

(1)	Trust Instrument

(1)(a)	Agreement and Declaration of Trust of Registrant.[1]

(1)(a)(i)	Amended and Restated Agreement and Declaration of Trust.[2]

(1)(a)(ii)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[17]

(1)(a)(iii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[23]

(1)(b)	Certificate of Trust of Registrant. [1]

(1)(b)(i)	Certificate of Amendment to the Certificate of Trust.[2]

(2)	By-laws of Registrant. [1]

(3)	None, other than provisions contained in Exhibit (a)(2) and (b)(1)(i).

(4)	Form of Agreement and Plan of Reorganization and Termination; filed as Appendix A to the Combined Proxy Statement and Prospectus set forth as Part A to the Registration Statement on Form N-14.

(5)	Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Agreement and Declaration of Trust and By-laws.

(6)	Investment Advisory Contracts

(6)(a)	Investment Management Agreement between the Trust and AXA Equitable with respect to the EQ/Enterprise Capital Appreciation Portfolio, EQ/Enterprise Deep Value Portfolio, EQ/MONY Equity Growth Portfolio, EQ/Enterprise Equity Income Portfolio, EQ/MONY Equity Income Portfolio, EQ/Enterprise Equity Portfolio, EQ/Enterprise Global Socially Responsive Portfolio, EQ/Enterprise Growth and Income Portfolio, EQ/Enterprise Growth Portfolio, EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Enterprise Multi-Cap Growth Portfolio, EQ/Enterprise Small Company Growth Portfolio, EQ/Enterprise Small Company Value Portfolio, EQ/Enterprise International Growth Portfolio, EQ/MONY Government Securities Portfolio, EQ/Enterprise High-Yield Bond Portfolio, EQ/MONY Intermediate Term Bond Portfolio, EQ/MONY Long Term Bond Portfolio, EQ/MONY Money Market Portfolio, EQ/Enterprise Short Duration Bond Portfolio, EQ/Enterprise Total Return Portfolio, EQ/MONY Diversified Portfolio and EQ/Enterprise Managed Portfolio (collectively, the “MONY Portfolios”).[20]

(6)(a)(i)	Amendment No. 1, dated as of September 9, 2005, to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.21

(6)(a)(ii)	Amendment No. 2 dated January 1, 2006, to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004. 23

(6)(a)(iii)	Amendment No. 3 dated August 1, 2006 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004. [25]

(6)(a)(iv)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company (“TCW”) dated July 9, 2004.[17]

(6)(a)(v)	Amendment No. 1 dated December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and TCW dated July 9, 2004. [23]

(6)(a)(vi)	Form of Investment Advisory Agreement between AXA Equitable and T. Rowe Price Associates, Inc. (“T. Rowe Price”). (filed herewith)

(7)	Underwriting or Distribution Contracts

(7)(a)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[17]

(7)(a)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.17

(7)(a)(ii)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[17]

(7)(a)(iii)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[17]

(8)	Form of Deferred Compensation Plan. [3]

(9)	Custodian Agreements

(9)(a)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[11]

(9)(a)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[14]

(9)(a)(ii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[17]

(9)(a)(iii)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.17

(9)(a)(iv)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[19]

(9)(a)(v)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [22]

(10)	Distribution and Multiple Class Plans

(10)(a)	Distribution Plan Pursuant to Rule 12b-1 for the Trust’s Class IB shares of the MONY Portfolios.[16]

(10)(a)(i)	Plan pursuant to Rule 18f-3 under the 1940 Act.[4]

(11)	Legal Opinion

(11)(a)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered. [27]

(12)(a)	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to tax matters. (To be filed by amendment).

(13)	Other Material Contracts

(13)(a)	Form of Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2006.[6]

(13)(a)(i)	Amendment No. 1, dated as of May 1, 2005, to the Mutual Funds Services Agreement between the Trust and AXA Equitable dated May 1, 2000. 21

(13)(a)(ii)	Amendment No. 2, dated as of May 1, 2006 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[23]

(13)(b)	Sub-Administration Agreement between AXA Equitable and JPMorgan Investor Services Co. (formerly, “Chase Global Funds Services Company”) dated May 1, 2000 as amended November 1, 2004.[24]

(13)(c)	Expense Limitation Agreement between AXA Equitable and the Trust dated as of April 1, 2004, with respect to the MONY Portfolios. 17

(13)(d)	Expense Limitation Agreement between AXA Equitable and the Trust dated as of July 9, 2004 with respect to the MONY Portfolios.[23]

(13)(d)(i)	Amendment No. 1, dated as of September 9, 2005 to the Expense Limitation Agreement between AXA Equitable and the Trust dated as of July 9, 2004, with respect to the MONY Portfolios.[8]

(13)(d)(ii)	Amendment No. 2 dated as of September 9, 2005 to the Expense Limitation Agreement between AXA Equitable and the Trust dated as of July 9, 2004, with respect to the MONY Portfolios. [24]

(13)(e)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated as of July 10, 2002[12]

(13)(f)	Form of Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors with respect to the MONY Portfolios. [13]

(14)	Other Opinions

(14)(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (filed herewith)

(15)(a)	Not applicable.

(16)(a)	Powers of Attorney. (filed herewith)

(17)	Additional Exhibits

(17)(a)	Code of Ethics of the Trust, AXA Advisors and EDI[7]

(17)(a)(i)	Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 and amended and restated on July 11, 2000.9

(17)(a)(ii)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 as revised December 10, 2003.[15]

(17)(a)(iii)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors as revised December 9, 2004.18

(17)(a)(iv)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997.19

(17)(b)(i)	Code of Ethics of TCW.13

17(b)(ii)	Revised Code of Ethics of TCW effective February 1, 2005.23

17(c)(i)	Code of Ethics of T. Rowe Price.26

(17)(d)	Proxy Card. (filed herewith)

(1)	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).

(3)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

(4)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).

(5)	Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on August 30, 1999 (File No. 333-17217).

(6)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).

(7)	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on April 21, 2000 (File No. 333-17217).

(8)	Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on May 30, 2000 (File No. 333-17217).

(9)	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).

(10)	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on August 13, 2001 (File No. 333-17217).

(11)	Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).

(12)	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).

(13)	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 15, 2004 (File No. 333-17217).

(14)	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).

(15)	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2004 (File No. 333-17217).

(16)	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on April 28, 2004 (File No. 333-17217).

(17)	Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).

(18)	Incorporated by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).

(19)	Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).

(20)	Incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on June 16, 2005 (File No. 333-17217).

(21)	Incorporated by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2005 (File No. 333-17217).

(22)	Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005. (File No. 333-17217).

(23)	Incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2006. (File No. 333-17217).

(24)	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006. (File No. 333-17217).

(25)	Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006. (File No. 333-17217).

(26)	Incorporated by reference to Registrant’s Registration Statement on Form N-14 filed on January 22, 2007 (File No. 333-140137).

(27)	Previously filed in Registrant’s Registration Statement on Form N-14 on January 22, 2007 (File No. 333-140137).

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed Reorganizations as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), EQ Advisors Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1 to the Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 1st day of May, 2007.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
Trustee, President and Chief Executive Officer

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Steven M. Joenk Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	May 1, 2007

/s/ Jettie M. Edwards Jettie M. Edwards*	Trustee	May 1, 2007

/s/ William M. Kearns, Jr. William M. Kearns, Jr.*	Trustee	May 1, 2007

/s/ Christopher P.A. Komisarjevsky Christopher P.A. Komisarjevsky *	Trustee	May 1, 2007

/s/ Theodossios Athanassiades Theodossios Athanassiades *	Trustee	May 1, 2007

/s/ Harvey Rosenthal Harvey Rosenthal*	Trustee	May 1, 2007

/s/ David W. Fox David W. Fox*	Trustee	May 1, 2007

/s/ Gary S. Schpero Gary S. Schpero*	Trustee	May 1, 2007

/s/ James Shepherdson James (Jamie) Shepherdson*	Trustee	May 1, 2007

/s/ Kenneth T. Kozlowski Kenneth T. Kozlowski*	Treasurer and Chief Financial Officer	May 1, 2007

*	By: /s/ Steven M. Joenk

Steven M. Joenk

(Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
(6)(a)(vi)	Form of Investment Advisory Agreement between AXA Equitable Life Insurance Company and T. Rowe Price Associates, Inc.

14(a)	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm.

16(a)	Powers of Attorney.

17(d)	Proxy Card.